CLASSIFIED – INTERNAL USE Fourth Quarter 2016 Results February 21, 2017

2CLASSIFIED – INTERNAL USE Forward-Looking Statements Forward-looking statements in this presentation regarding the Company’s strategic initiatives, future performance, revenues and sales growth and timing thereof, EBITDA, capital investments, anticipated number and timing of new restaurant openings, anticipated costs, expenses including depreciation and amortization, tax rate, statements under the heading “2017 Outlook” and all other statements that are not historical facts, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “expect,” “anticipate,” “intend,” “plan,” “project” or “estimate,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. The Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date, and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the effectiveness of the Company’s business improvement initiatives; the ability to fulfill planned expansion and restaurant remodeling; the effectiveness of marketing strategies and initiatives to achieve restaurant sales growth; the cost and availability of key food products, labor, and energy; the ability to achieve anticipated revenue and cost savings from new technology systems and tools in the restaurants and other initiatives; the ability to increase to-go and other off-premise sales; availability of capital or credit facility borrowings; the adequacy of cash flows or available debt resources to fund operations and growth opportunities; federal, state, and local regulation of the Company’s business; and other risk factors described from time to time in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission. This presentation may also contain non-GAAP financial information. Management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of the Company’s financial performance, identifying trends in results, and providing meaningful period- to-period comparisons. For a reconciliation of non-GAAP measures presented in this document, see the Appendix of this presentation or the Schedules to the Q4 press release posted on redrobin.com.

3CLASSIFIED – INTERNAL USE Red Robin Q4-2016 Results • Total revenues increased 1.8% • Comparable restaurant revenue down 4.3% • Restaurant-level operating profit(1) was 19.0% compared to 21.9% in prior year • Adjusted EBITDA(1) was $30.2 million • Diluted loss per share was $0.68 compared to diluted earnings per share of $0.84 in Q4 2015. Adjusted diluted EPS(1) was $0.35 • Outpaced casual dining competitors on guest traffic • Opened 5 new Red Robin® restaurants (1) See reconciliations of non-GAAP financial measures to the most comparable GAAP financial measures in Appendix.

4CLASSIFIED – INTERNAL USE Winning Through Differentiation • Driving Team Member engagement • Regaining operational edge through increased attentiveness and improved service times • Becoming the “go-to” place for customizable, craveable burgers • Delivering everyday value – generous portions at reasonable prices • Returns-driven allocation of capital We will remain the “one and only” Red Robin!

CLASSIFIED – INTERNAL USE 5 Financial Update

6

Adjusted EBITDA

($ in millions)


$55.0
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$37.0
$47.0
$51.0
$29.3
$35.0
$34.5
$25.6
$31.2
$27.3
$31.1
$35.0
$30.2
Q1
Q2
Q3
Q4
2014
2015
2016

See Appendix for reconciliation of non-GAAP Adjusted EBITDA to Net Income (Loss)

7

Adjusted Earnings Per Diluted Share


$1.35
$1.15
$0.95
$0.75
$0.55
$0.35
$0.15
$0.82
$1.10
$1.27
$0.68
$0.78
$0.75
$0.50
$0.58
$0.38
$0.66
$0.86
$0.35
Q1
Q2
Q3
Q4
2014
2015
2016

See Appendix for reconciliation of non-GAAP Adjusted Earnings Per Diluted Share to Earnings (Loss) Per Diluted Share

8

Q4-16 Sales Highlights

	Q4-16 (12 Weeks)	Q4-15 (12 Weeks)	Change	2016 YTD (52 Weeks)	2015 YTD (52 Weeks)	Change
Restaurant revenue	$287.9 million	$282.2 million	2.0%	$1.28 billion	$1.24 billion	3.4%
Total company revenues	$291.5 million	$286.3 million	1.8%	$1.30 billion	$1.26 billion	3.1%
Company-owned comp revenue	-4.3%	-2.0%		-3.3%	2.1%	
Price/Mix	-1.4%	2.6%		0.1%	2.5%	
Guest counts	-2.9%	-4.6%		-3.4%	-0.4%	
Franchised comp revenue	-4.7%	0.1%		-2.0%	4.9%	
Company avg. weekly revenue/unit(1) – total	$52,011	$55,104	-5.6%	$54,681	$57,242	-4.5%
Company avg. weekly revenue/unit(1) – comp	$52,663	$54,964	-4.2%	$55,454	$57,326	-3.3%
Avg. weekly restaurant level operating profit/unit(1) - comp	$10,222	$12,291	-16.8%	$11,712	$13,067	-10.4%
Red Robin operating weeks(1)	5,524	5,092	8.5%	23,306	21,512	8.3%
Burger Works operating weeks	36	120	-70.0%	493	494	0.0%
Net Sales/ sq. ft (TTM)	$449	$466	-3.6%			

(1) Excludes Red Robin Burger Works® fast casual restaurants

9CLASSIFIED – INTERNAL USE Comparable Restaurant Revenue Trend(1) ???? ???? ???? ???? ???? ???? ???? ????? ????? ????? ????? ?????????? ????? ????? ???? ???? ???? ????? ????? ????? ????? ????? ????? ????? ????? ????? ????? ????? ????? ??????????????????????????????????????????

10

Restaurant Level Operating Profit[1] Margins


25.0%
24.0%
23.0%
22.0%
21.0%
20.0%
19.0%
18.0%
17.0%
16.0%
22.4%
23.0%
22.5%
22.2%
22.5%
20.9%
19.5%
21.6%
18.6%
21.3%
21.9%
19.0%
Q1
Q2
Q3
Q4
2014
2015
2016

(1) See Appendix for reconciliation of non-GAAP restaurant-level operating profit to net income (loss)

11

Q4-16 Restaurant Results

	% of Restaurant Revenue Q4-16	% of Restaurant Revenue Q4-15	Favorable (Unfavorable)
Cost of sales	22.8%	23.7%	90 bps
Labor	35.1%	33.2%	(190 bps)
Other operating	14.4%	12.8%	(160 bps)
Occupancy	8.7%	8.4%	(30 bps)
Restaurant Level Operating Profit[1]	19.0%	21.9%	(290 bps)

(1) See Appendix for reconciliation of non-GAAP restaurant-level operating profit to net income (loss)

12CLASSIFIED – INTERNAL USE 2017 Outlook • Total revenue growth between 6.0% and 8.0% • Comparable restaurant revenue growth of 0.5% to 1.5% • Cost of sales improvement of 25 to 75 bps • Restaurant labor costs up 25 to 75 bps • Other operating costs flat to slightly increased vs. 2016 • Depreciation and amortization slightly less than $95 million • G&A expense slightly more than $100 million • Pre-opening costs approximately $6 million • Tax rate between 20% and 22% • EBITDA, including non-cash stock compensation expense, is expected to range between $145 and $150 million • Diluted EPS from $2.70 to $3.00, with approximately 40% of 2017 EPS expected to come during first half of 2017 and 60% during second half of 2017 • Capital investments between $85 million and $95 million • Approximately 8 net new Red Robin restaurants

13CLASSIFIED – INTERNAL USE In Closing ??

14CLASSIFIED – INTERNAL USE Thank you to all of our Team Members! ??

CLASSIFIED – INTERNAL USE 15 Appendix

16

Adjusted Net Income[(1)]

($ in millions)


$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$11.9
$15.6
$17.6
$9.8
$11.2
$10.3
$7.2
$8.3
$5.0
$9.4
$12.0
$4.5
Q1
Q2
Q3
Q4
2014
2015
2016

(1) See Appendix for reconciliation of non-GAAP Adjusted Net Income to Net Income (Loss)

17

Cash Flow from Operations

($ in millions)


$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$36.0
$36.0
$42.5
$20.1
$31.3
$24.6
$26.8
$34.0
$27.6
$40.7
$39.6
$4.3
Q1
Q2
Q3
Q4
2014
2015
2016

18CLASSIFIED – INTERNAL USE Q4-16 Commodity Update ?? % of Total COGS in Q4-16 Market vs. Contract Ground beef 12.3% Market Steak fries 11.7% Contract through 10/17 Poultry 10.2% 100% covered thru 1/18 Produce 7.4% 90% contracted through 10/17 Meat 7.7% Bacon 80% through 3/17; Prime rib through 10/17 Bread 6.9% Contract through 6/17 Seafood 2.2% Cod and Shrimp through 6/17 Fry oil 1.8% Contract through 9/17

19CLASSIFIED – INTERNAL USE Reconciliation of Adjusted Net Income to Net Income (Loss) and Adjusted Earnings Per Diluted Share to Earnings (Loss) Per Diluted Share ?? ($ in thousands, except per share data) 2014 2015 2016 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Net income (loss) as reported $11,944 $ 9,470 $ 7,208 $ 3,939 $ 16,565 $ 11,166 $ 8,282 $ 11,691 $ 14,225 $ 7,552 $ (1,300) $ (8,752) Adjustments to net income (loss): Asset impairment and restaurant closure costs - - - 8,833 - - - 581 825 3,860 9,321 20,420 Litigation contingencies - - - - - - - - 3,900 - - - Reorganization costs - - - - - - - - - - - 1,322 Change in estimate for gift card breakage - - - - (1,369) - - - - - - - Executive transition & severance - 544 - - - - - - - - - - Income tax (expense) benefit of adj. - (183) - - 439 - - (227) (1,356) (1,153) (2,993) (8,470) Adjusted net income $ 11,944 $ 9,831 $ 7,208 $ 9,393 $ 15,635 $ 11,166 $ 8,282 $ 12,045 $17,594 $ 10,259 $ 5,028 $ 4,520 Diluted net income (loss) per share(1): Net income (loss) as reported $ 0.82 $ 0.65 $ 0.50 $ 0.28 $ 1.16 $ 0.78 $ 0.58 $ 0.84 $ 1.03 $ 0.55 $ (0.10) $ (0.68) Adjustments to net income: Asset impairment and restaurant closure costs - - - 0.62 - - - 0.04 0.06 0.28 0.70 1.58 Litigation contingencies - - - - - - - - 0.28 - - - Reorganization costs - - - - - - - - - - - 0.10 Change in estimate for gift card breakage - - - - (0.09) - - - - - - - Executive transition & severance - 0.04 - - - - - - - - - - Income tax (expense) benefit of adj. - (0.01) - (0.24) 0.03 - - (0.02) (0.10) (0.08) (0.22) (0.65) Adjusted EPS - diluted $ 0.82 $ 0.68 $ 0.50 $ 0.66 $ 1.10 $ 0.78 $ 0.58 $ 0.86 $ 1.27 $ 0.75 $ 0.38 $ 0.35 (1) For the third and fourth quarters of 2016, the impact of dilutive shares is included in the calculations as the adjustments for the quarter resulted in adjusted net income. In the fourth quarter of 2016, the calculation for Asset impairment and restaurant closure costs includes $0.01 related to the effect of the diluted shares on net loss per share as reported.

20CLASSIFIED – INTERNAL USE Restaurant Level Operating Profit Reconciliation to Income from Operations and Net Income (Loss) ($ in thousands) 2014 2015 2016 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Restaurant revenue $ 334,995 $ 251,818 $ 263,883 $ 278,439 $ 388,509 $ 288,704 $ 279,496 $ 282,189 $ 396,770 $ 302,117 $ 293,858 $ 287,924 Restaurant operating costs(1): Cost of sales 84,220 63,689 68,241 71,071 97,950 71,665 68,197 66,825 92,325 70,831 69,447 65,646 Labor 110,921 82,572 88,818 90,246 124,356 93,513 92,097 93,551 132,984 102,847 102,294 101,107 Other operating 40,597 31,022 34,124 35,229 46,584 35,356 36,144 36,260 49,708 40,275 42,463 41,531 Occupancy 24,282 18,618 21,222 22,612 30,147 23,210 22,804 23,846 32,498 24,905 25,121 24,884 Restaurant-level operating profit 74,975 55,917 51,378 59,281 89,472 64,960 60,254 61,707 89,255 63,259 54,533 54,756 Add – Franchise royalties, fees, and other revenue 5,489 4,315 3,493 3,670 6,392 4,275 3,916 4,111 5,356 3,432 3,449 3,535 Deduct – Other operating: Depreciation and amortization 18,886 14,120 15,209 16,364 23,003 17,260 18,618 18,493 23,951 19,159 21,468 22,117 General and administrative expenses 32,100 20,442 20,106 22,103 34,995 23,044 23,709 21,257 35,880 19,972 20,328 20,337 Selling 10,323 9,878 7,725 9,481 13,066 11,082 7,899 8,027 11,408 11,047 8,718 9,169 Pre-opening and acquisition costs 2,113 2,326 2,605 1,220 955 1,369 2,239 2,445 2,372 2,238 2,382 1,033 Asset impairment and restaurant closure costs - - - 8,822 - - - 581 825 3,860 9,321 20,420 Total other operating 63,422 46,766 45,645 58,001 72,019 52,755 52,465 50,803 74,436 56,276 62,217 73,076 Income (loss) from operations 17,042 13,466 9,226 4,950 23,845 16,480 11,705 15,015 20,175 10,415 (4,235) (14,785) Interest expense, net and other 674 475 986 690 1,060 904 1,098 747 1,638 1,486 1,612 2,046 Income tax expense (benefit) 4,424 3,521 1,032 321 6,220 4,410 2,325 2,577 4,312 1,377 (4,547) (8,079) Total other 5,098 3,996 2,018 1,011 7,280 5,314 3,423 3,324 5,950 2,863 (2,935) (6,033) Net income (loss) $ 11,944 $ 9,470 $ 7,208 $ 3,939 $ 16,565 $ 11,166 $ 8,282 $ 11,691 $ 14,225 $ 7,552 $ (1,300) $ (8,752) (1) Excluding depreciation and amortization, which is shown separately.

21CLASSIFIED – INTERNAL USE EBITDA and Adjusted EBITDA Reconciliation to Net Income (Loss) ?? 2014 2015 2016 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Net income (loss) as reported $11,944 $ 9,470 $ 7,208 $ 3,939 $16,565 $ 11,166 $ 8,282 $11,691 $14,225 $ 7,552 $ (1,300) $ (8,752) Adjustments to net income: Income tax expense (benefit) 4,424 3,521 1,032 321 6,220 4,410 2,325 2,577 4,312 1,377 (4,547) (8,079) Interest expense, net 689 619 927 720 1,088 805 777 959 1,655 1,555 1,822 2,161 Depreciation and amortization 18,886 14,120 15,209 16,364 23,003 17,260 18,618 18,493 23,951 9,159 21,468 22,117 Non-cash stock-based compensation 1,009 1,021 1,178 959 1,446 1,403 1,194 681 2,090 989 505 961 EBITDA $36,952 $28,751 $25,554 $22,303 $48,322 $35,044 $31,196 $34,401 $46,233 $30,632 $17,948 $ 8,408 Asset impairment and restaurant closure costs - - - 8,833 - - - 581 825 3,860 9,321 20,420 Litigation contingencies - - - - - - - - 3,900 - - - Reorganization costs - - - - - - - - - - - 1,322 Change in estimate for gift card breakage - - - - (1,369) - - - - - - - Executive transition & severance - 544 - - - - - - - - - - Adjusted EBITDA $36,952 $29,295 $25,554 $31,136 $46,953 $35,044 $31,196 $34,982 $50,958 $34,492 $27,269 $30,150 ($ in thousands)